SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 6, 2021

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 1.01.  Entry into a Material Definitive Agreement.

On December 6, 2021, Alliance Data Systems Corporation (“ADS”) and Loyalty Ventures Inc. (“Loyalty Ventures”) entered into an amendment (the “Amendment”) to that certain Employee Matters Agreement, dated November 5, 2021 (the “Employee Matters Agreement”), by and between ADS and Loyalty Ventures.  The Employee Matters Agreement was originally entered into in connection with the previously announced separation (the “Separation”) of Loyalty Ventures from ADS into an independent, publicly-traded company on November 5, 2021 (the “Distribution Date”).  Among other things, the Employee Matters Agreement provides that outstanding ADS equity awards held by individuals who are employed by or otherwise providing services to Loyalty Ventures, or whose employment or engagement was transferred to Loyalty Ventures in connection with the Separation, will to the extent granted less than one year prior to the Distribution Date be forfeited and, as soon as reasonably practicable following the Distribution Date be replaced with a combination of new equity in Loyalty Ventures and cash awards and a cash payment, in each case in accordance with the terms of the Employee Matters Agreement in a manner intended to equitably preserve the overall intrinsic value of the ADS equity awards by taking into account the relative value of ADS common stock before the Separation and the value of Loyalty Ventures common stock after the Separation.  In connection with the foregoing, the Amendment amends the measurement period for determining the average value of Loyalty Ventures common stock following the Separation. The Amendment will only impact the value of the equity awards issued by Loyalty Ventures on account of forfeited ADS equity awards, and will not require ADS to pay additional cash, take any action, or otherwise have any economic or accounting effect on ADS.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1	First Amendment to Employee Matters Agreement, dated as of December 6, 2021, by and between Alliance Data Systems Corporation and Loyalty Ventures Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: December 7, 2021	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary